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                                                                   Exhibit 99.11

                            ASSIGNMENT AND ASSUMPTION

                                                                  March 30, 2007

     ASSIGNMENT AND ASSUMPTION (the "Assignment Agreement"), dated March 30, 2007 between Citigroup Global Markets Realty Corp., a New York corporation having an office at 390 Greenwich Street, 6th Floor, New York, New York 10013 ("Assignor"), Maia Mortgage Finance Statutory Trust, a Maryland statutory trust having an office at One Commerce Square, Philadelphia, Pennsylvania 19103 ("Assignee"), and Wells Fargo Bank, National Association, a national banking association, having an office at 7485 New Horizon Way, Frederick, Maryland 21703 (the "Servicer"):

     For and in consideration of valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as owner, with respect to the mortgage loans listed on the schedule attached hereto as Exhibit A (the "Mortgage Loans"), in, to and under that certain Servicing Agreement, (the "Citigroup-Wells Servicing Agreement"), dated as of September 15, 2005, by and between the Assignor, and the Servicer.

          2. The Assignee and the Servicer agree that on and after March 30, 2007 (the "Closing Date"), the Mortgage Loans no longer shall be serviced by the Servicer for the Assignee pursuant to the Citigroup-Wells Servicing Agreement. On and after the Closing Date, such Mortgage Loans shall be serviced and administered by the Servicer for the benefit of the Assignee pursuant to that certain Servicing Agreement, dated as of April 25, 2006, among Luminent Mortgage Capital, Inc., Mercury Mortgage Finance Statutory Trust and the Assignee as
owners,   and  the  Servicer,   as  servicer  (the   "Luminent-Wells   Servicing
Agreement").

          3. On or before the first Remittance Date (as defined in the Luminent-Wells Servicing Agreement) following the Closing Date, the Servicer shall advance to the Assignee from its own funds or from amounts held for future distribution under the Luminent-Wells Servicing Agreement (with interest adjusted to the Mortgage Loan Remittance Rate, as defined therein) all delinquent principal and interest with respect to the Mortgage Loans for the respective periods from and including the dates on which principal and interest were last paid thereon through but not including the Closing Date (net of Monthly Payments, as defined in the Luminent-Wells Servicing Agreement, made on the Mortgage Loans but both due after the cut-off date as of which the principal of the Mortgage Loans was purchased by the Assignee from the Assignor and remitted, or held for remittance, by the Servicer to the Assignor under the Citigroup-Wells Servicing Agreement), and the delinquent principal and interest so advanced shall constitute Monthly Advances under (and as defined in) the Luminent-Wells Servicing Agreement. In addition, all Servicing Advances under (and as defined in) the Citigroup-Wells Servicing Agreement made by the Servicer with respect to the Mortgage Loans, and not previously reimbursed to the Servicer thereunder shall become Servicing Advances (as defined in the Luminent-Wells Servicing Agreement) on the Closing Date.

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          4. The  Servicer and the  Assignee  acknowledge  that on April 1, 2007
(the "Servicing Transfer Date") HomeBanc Mortgage Corporation ("HomeBanc") will transfer the servicing of the mortgage loans listed on Exhibit B hereto (the "HomeBanc Loans") to the Servicer. The Servicer shall effect such transfer in accordance with customary practices and shall service the HomeBanc Loans for the benefit of the Assignee in accordance with the terms of the Luminent-Wells Servicing Agreement from and after the Servicing Transfer Date. The Servicer shall advance to the Assignee from its own funds or from amounts held for future
distribution  under  the  Luminent-Wells   Servicing  Agreement  (with  interest
adjusted to the Mortgage Loan Remittance Rate), on or before the first Remittance Date following the Servicing Transfer Date any delinquent principal and interest with respect to the HomeBanc Loans for the respective periods from and including the dates on which principal and interest were last paid thereon through but not including the Servicing Transfer Date (net of Monthly Payments made on the HomeBanc Loans but both due after the cut-off date as of which the principal of the HomeBanc Loans was purchased by the Assignee from the Assignor and remitted, or held for remittance, by HomeBanc to the Assignor under the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2006, between Homebanc and the Assignor), and the delinquent principal and interest so advanced shall constitute Monthly Advances under the Luminent-Wells Servicing Agreement.

          5. The Servicer and the Assignor each represent and warrant to the Assignee that (i) attached hereto as Exhibit C is a true and complete copy of the Citigroup-Wells Servicing Agreement, (ii) the Citigroup-Wells Servicing Agreement is in full force and effect as of the date hereof, (iii) the Citigroup-Wells Servicing Agreement has not been waived, amended, supplemented or otherwise modified in any respect and (iv) no notice of termination has been given to such party under the Citigroup-Wells Servicing Agreement.

          6. The Assignor warrants and represents to, and covenants with, the Assignee that:

                    (a) The Mortgage Loans are currently serviced under the Citigroup-Wells Servicing Agreement, the Assignor is the lawful owner of its interests as owner under the Citigroup-Wells Servicing Agreement with respect to the Mortgage Loans and the Assignor has the full right to transfer its interests as owner of the Mortgage Loans (subject to the servicing rights of the Servicer) thereunder free from any and all claims and encumbrances whatsoever;

                    (b) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Servicer with respect to the Mortgage Loans under the Citigroup-Wells Servicing Agreement; and

                    (c) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of the Citigroup-Wells Servicing Agreement with respect to the Mortgage Loans.

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          7. The Servicer hereby represents and warrants to, and covenants with, the Assignee that:

                    (a)  The  Servicer  has  serviced  the  Mortgage   Loans  in
          accordance with the terms of the Citigroup-Wells Servicing Agreement and otherwise complied with all covenants and obligations thereunder;

                    (b) The Servicer has taken no action or omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans;

                    (c) The Servicer has not satisfied, canceled, or subordinated in whole or in part, or rescinded the Mortgage related to any Mortgage Loan, and the Servicer has not released the Mortgaged Property related to any Mortgage Loan from the lien of such Mortgage, in whole or in part, nor has the Servicer executed an instrument that would effect any such release, cancellation, subordination, or rescission;

                    (d) The Servicer has not taken any action that would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans; and

                    (e) Except as set forth in this Agreement, the Servicer has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Citigroup-Wells Servicing Agreement or the Mortgage Loans, except as allowed under the Citigroup-Wells
          Servicing Agreement. The Servicer has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, except as contemplated in this Agreement, the Citigroup-Wells Servicing Agreement or the Mortgage Loans, except as allowed under the Citigroup-Wells Servicing Agreement.

Modification of the Luminent-Wells Servicing Agreement
------------------------------------------------------

          8. Section 4.13 of the Luminent-Wells Servicing Agreement is hereby amended to read in its entirety as follows:

                    "The Servicer or its agent shall inspect the Mortgaged Property as often as deemed necessary by the Servicer in accordance with Accepted Servicing Practices, or as may be required by the primary mortgage guaranty insurer, to ensure that the value of the Mortgage Property is being preserved. The Servicer shall keep a record of each such inspection and, upon request, shall provide the Owner with an electronic report of each such inspection."

          9. Exhibit J to the Luminent-Wells Servicing Agreement is hereby amended by deleting the word "unilateral" from subsection (f).

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     IN WITNESS WHEREOF,  the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.


CITIGROUP GLOBAL MARKETS REALTY CORP.
Assignor

By:________________________________________

Name:______________________________________

Its:_______________________________________

Tax Payer Identification No.:_________________________________


MAIA MORTGAGE FINANCE STATUTORY TRUST
Assignee

By:________________________________________

Name:______________________________________

Its:_______________________________________

Tax Payer Identification No.:_________________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION
Servicer

By:________________________________________

Name:______________________________________

Its:_______________________________________

Tax Payer Identification No.:_________________________________